September Investor Presentation Exhibit 99.1

Q3 Quarter-to-Date 2020 Update

Rent Collection update Note: All ratios represent percentage of total Base Rent for such period and such category collected. All tenant updates are based on available information as of September 8, 2020. 1August Base Rent is $39.3M. August collections include a minimal amount that is expected to be received and could further increase as a result of certain deferral agreements with percentage rent thresholds. 2Publicly owned represents ownership of our tenants or their affiliated companies. Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements. Spirit collection 86% of July Base Rent 90% of August Base Rent1 Entire Portfolio Top 10 Tenants Top 20 Tenants Public2 Q2 75.0% 87.7% 83.6% 89.4 % July 86.0% 100.0% 95.0% 92.7 % August1 90.2% 100.0% 99.0% 95.7 % Expect continued rent collection improvement through year-end as deferrals run-off and stores reopen

2020 Collections Improvement August rent collection detail Note: All ratios represent percentage of total Base Rent for such period. Percentages may include immaterial rounding. All tenant updates are based on available information as of September 8, 2020. 1August Base Rent is $39.3M. August collections include a minimal amount that is expected to be received and could further increase as a result of certain deferral agreements with percentage rent thresholds. 2Includes 0.3% of unrecognized deferred rent not eligible for the FASB’s relief from ASC Topic 842 extended as a result of the COVID-19 pandemic.  Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements. Collected Rent190.2% Deferred Rent26.8% Uncollected Rent1 9.8% Abated Rent0.9% Reserved Rent2.1% August rent collections of 90.2%, with 92.4% of properties open in July 98.2% of properties are now open

Rent collection update by industry Convenience Stores 8.4% 100.0% 100.0% 100.0 % Restaurants - Quick Service 7.0% 78.1% 100.0% 100.0 % Health and Fitness 6.9% 21.8% 70.2% 92.0 % Restaurants - Casual Dining 6.1% 43.8% 64.5% 68.6 % Movie Theaters 5.7% 8.3% 9.2% 19.5 % Drug Stores / Pharmacies 5.0% 100.0% 100.0% 100.0 % Grocery 3.8% 100.0% 100.0% 100.0 % Entertainment 3.7% 16.3% 58.7% 79.4 % Car Washes 3.4% 76.0% 100.0% 100.0 % Dealerships 3.2% 100.0% 100.0% 100.0 % Home Improvement 3.1% 98.3% 100.0% 100.0 % Dollar Stores 3.1% 100.0% 100.0% 100.0 % Home Décor 2.7% 88.9% 100.0% 100.0 % Specialty Retail 2.5% 96.3% 88.8% 94.4 % Warehouse Club and Supercenters 2.4% 100.0% 100.0% 100.0 % Automotive Service 2.3% 73.4% 100.0% 100.0 % Department Stores 2.0% 66.6% 35.5% 97.2 % Home Furnishings 1.9% 34.9% 66.5% 77.1 % Sporting Goods 1.7% 94.1% 92.9% 92.9 % Education 1.7% 24.8% 92.6% 70.1 % Automotive Parts 1.2% 100.0% 100.0% 100.0 % Office Supplies 0.8% 100.0% 100.0% 100.0 % Other 0.7% 93.1% 100.0% 100.0 % Medical Office 0.6% 100.0% 100.0% 91.5 % Pet Supplies & Service 0.5% 100.0% 100.0% 100.0 % Apparel 0.3% 65.3% 79.4% 67.5 % RETAIL 80.7% 70.1% 83.4% 88.7 % Distribution 7.5% 98.6% 100.0% 100.0 % Manufacturing 4.1% 94.5% 95.3% 95.3 % INDUSTRIAL 11.6% 97.1% 98.4% 98.4 % Professional Office 3.1% 97.1% 100.0% 100.0 % Medical Office 2.7% 97.2% 91.5% 91.5 % Data Center 1.3% 100.0% 100.0% 100.0 % Hotel 0.6% 53.0% 59.1% 59.1 % OFFICE & OTHER 7.7% 93.9% 93.7% 93.7 % TOTAL 100.0% 75.0% 86.0% 90.2 % Q2 2020 ABR Q2 2020 Collection1 1Represents percentage of total Base Rent for such period and such industry collected. Percentages may include immaterial rounding. 2Green and red represent increased and decreased collection percentages, respectively, compared to the prior periods. Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements. July Collection1,2 August Collection1,2 INDUSTRY

Uncollected August Rent Note: Represents percentage of August Base Rent. Percentages may include immaterial rounding. 1Includes 0.3% of unrecognized deferred rent not eligible for the FASB’s relief from ASC Topic 842 extended as a result of the COVID-19 pandemic.  2Other includes tenants in the apparel, sporting goods and specialty retail industries, each representing 0.1% of Base Rent. Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements. Majority of uncollected rent is from tenants in the movie theater and casual dining industries 2.1 % Reserved Rent 0.9 % Abated Rent 6.8 % Deferred Rent1 9.8 % Uncollected Rent 3.6% 1.3% 0.4% 0.4% 0.4% 0.3% 0.2% 0.1% 0.1% 0.4% 0.2% 0.1% 0.1% 0.1% 0.9% 0.5% 0.4% 0.3% 4.5% 2.0% 0.8% 0.6% 0.4% 0.4% 0.3% 0.3% 0.2% 0.3%

Future deferral and abatement agreements 1Represents the maximum future cumulative Base Rent, not yet earned, that can be contractually deferred or abated as of August 31, 2020. 2All time periods are calculated as of August 31, 2020. 3Includes certain tenants in the movie theater and entertainment industries. Under these agreements, generally, Spirit will receive rent through year-end, calculated as a percentage of sales. Any aggregate short-falls to Base Rent are deferred for future repayment. Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements. Agreements subject to percentage rent represent the majority of remaining rent deferrals Percentage rent deferral agreements3 4.0 months Fixed deferral agreements 1.4 months Abatements 2.1 months Remaining Weighted Average Period2 Deferred Rent Balance, Payback and Timing Deferred rent balance, net of reserves, as of August 31, 2020 $ 25.3M Deferred rent collected through August 31, 2020 $ 2.5M Weighted average deferred rent payback period2 13.0 months $5.1M of Cumulative Rent Under Deferral or Abatement Agreements1 $0.4M Abatements $4.1M Percentage rent deferral agreements3 $0.6M Fixed deferral agreements

Property status by industry Note: Based on information available as of September 8, 2020. Represents percentage of Base Rent from such industry where the property is considered open. Open properties include those limited to curbside, take-out or delivery. Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements. Over 98% of Spirit’s portfolio is open 97.8% 100.0% 100.0% 100.0% 96.4% 100.0% 81.6% 100.0% 100.0% 86.7% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 98.2% Open Status RETAIL TOTAL INDUSTRIAL TOTAL OFFICE AND OTHER TOTAL GRAND TOTAL

Tenant Concept Number of Properties Percent of ABR1 COVID Performance Leaders2 Church's Chicken 167 2.8% Home Depot 7 2.4% Walgreens 36 2.4% Circle K 76 2.3% GPM Investments, LLC 113 2.1% At Home 12 2.1% Dollar Tree / Family Dollar 106 2.1% CVS 34 2.0% Life Time Fitness 5 1.9% Party City 3 1.8% BJ's Wholesale Club 6 1.7% CarMax 7 1.7% Bank of America 2 1.7% Main Event 8 1.5% LA Fitness 8 1.5% Kohl’s 11 1.5% Ferguson Enterprises 7 1.4% United Supermarkets 15 1.4% Sportsman’s Warehouse 10 1.3% Mac Papers 14 1.3% Total Top 20 647 36.9% Top 20 Tenants Top Tenancy and Operating performance Source: Spirit Q2 Supplemental Financial Information. 1Percentages based on June 2020 ABR. 2Represents tenants who benefitted from increased customer demand beginning in April 2020. Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements. “Our Q2 comps were up 42%. Total sales were $515 million or up 51%, and we expect adjusted EBITDA of at least $150 million, which are record results for us by far... we're seeing and experiencing very high traffic and very high conversion. And the store environment creates a space in which it's safe social distancing.” Lee Bird At Home CEO July 29, 2020 “We saw consistently strong comp performance during the quarter, with comps exceeding 20% for each month. We exited the quarter with July merchandise comp growth of 24%, and trends remain strong in August, which is running at a 20% comp so far.” Robert Eddy BJ’s Wholesale CFO August 20, 2020 “The surge in demand resulted in very favorable financial results in the first quarter of 2020. Net sales were $247 million, an increase of 42% year-over-year. We believe the exceptional demand to date is driven by multiple factors, including the COVID-19 situation, the exit of competitors in our core categories and the current election cycle.” Jon Barker Sportsman's Warehouse CEO June 23, 2020 “The strong demand we saw was broad-based with a high degree of performance uniformity among our 3 U.S. divisions and Canada. All 19 of our U.S. regions posted double-digit positive comps, and our Canadian business reported record sales.” Richard McPhail Home Depot CFO August 18, 2020

Note: Based on information as of Q2 2020, unless otherwise noted. 1Represents the delta between Base Rent of $117.4M and Cash Rent of $110.2M as reported in the “Investor Presentation July 2020” and Q2 2020 10-Q. 2Represents unreimbursed property costs as of Q2 2020. Details are included in the “Investor Presentation July 2020”. 3Adjusted Cash NOI includes $22.3 million of deferred rental income recognized in conjunction with the FASB’s relief for deferral agreements extended as a result of the COVID-19 pandemic. 4Represents the add back to normalize Property Cost Leakage and Reserved Rent to 2.0% and 1.0%, respectively. The combined 3% reflects the 2020 outlook given at Investor Day in December 2019 for Property Cost Leakage and potential Reserved Rent in a non-COVID environment. This may not be indicative of future Property Cost Leakage and Reserved Rent in a post-COVID environment. 5Based on shares outstanding of 103,043,105 as of July 28, 2020. Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements. Q2 2020 Illustrative NOI & cap rate sensitivity $ in Millions, except per share Share price as of September 8, 2020 $ 36.22 Common market equity5 3,732.2 Cash and restricted cash (109.4) Loans receivable principal (29.1) Other tangible assets (38.1) Net book value of vacant assets (34.3) Accounts payable, accrued expenses and other liabilities 70.6 Dividends payable 66.0 Debt principal 2,461.3 Preferred equity at liquidation value 172.5 Market implied value of real estate assets 6,291.7 Illustrative Annualized Adjusted Cash NOI3 $ 462.4 Implied cap rate on illustrative Annualized Adjusted Cash NOI 7.35 % Reserved Rent + Leakage % Ann. Adj. Cash NOI3 Implied Cap Rate Applied Cap Rate 5.50% 6.50% 7.50% 3.0% $ 462.4 7.35% $ 56.75 $44.20 $34.99 4.0% $ 457.6 7.27% $ 55.90 $43.48 $34.37 5.0% $ 452.8 7.20% $ 55.06 $42.77 $33.75 6.0% $ 448.4 7.13% $ 54.28 $42.11 $33.18 7.0% $ 443.6 7.05% $ 53.43 $41.39 $32.56 8.0% $ 438.8 6.97% $ 52.59 $40.67 $31.94 9.0% $ 434.0 6.90% $ 51.74 $39.96 $31.32 10.0% $ 429.6 6.83% $ 50.96 $39.30 $30.75 11.0% $ 424.8 6.75% $ 50.12 $38.58 $30.13 Adjusted Cash NOI $ 107.1 Base Rent 117.4 Reserved Rent and abatements1 (7.2) As % of Base Rent (6.1)% Property Cost Leakage2 $(4.8) As % of Base Rent (4.1)% Illustrative Adjustments to Cash NOI Illustrative NOI Sensitivity and Capitalization Rate Impact of Reserved Rent, Abatements and Leakage Implied Capitalization Rate Illustrative Annualized Adjusted Cash NOI3 $462.4

Fortress Balance Sheet 1As of September 8, 2020 assuming the settlement of the 9.2 million open forward equity contracts. 2Includes $400 million of 2020 Term Loan at 1.69% and $450 million of Unsecured Notes at 3.2%. 3Based on the share price of $36.22 as of September 8, 2020 and the total outstanding shares of 103,043,105 as of July 28, 2020. 4Based on the share price of $36.22 as of September 8, 2020 and most recent annualized dividend payment. Future dividends, if any, will be at the discretion of the board of directors of Spirit. Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements. Well-Staggered Debt Maturities As of August 31, 2020 ($ in Millions) Liquidity, Duration and Yield $ 1.3B Corporate Liquidity1 $ 3.7B Common Market Equity3 6.9% Dividend Yield4 7.0 years Weighted Average Debt Maturity 2.49% 2020 Weighted Average Borrowing Cost2 $ 455

Spirit’s Platform

Spirit’s platform Integrated approach optimizing existing portfolio and scalable underwriting systems Harnessing Data Through Technology Proprietary Portfolio Tools Organizational Structure Spirit’s Underwriting Approach

Proprietary portfolio tools Power BI Heat Map Efficient Frontier Return Framework Property Ranking Model Industry relevance Risk framework Economic capitalization rates Sharpe ratio Investment in category Risk return analysis Residual value Level setting capital decisions Research Credit and Underwriting Research Asset Management Asset Management Technology Research Acquisitions Credit and Underwriting What is it solving for Controlling team Tool Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements.

property ranking model Asset level ranking of all properties using twelve criteria Contract/Replacement rent Real estate score and 5-mile population Lease term 5-mile household income Pre-overhead Unit Coverage, Pre-overhead Master Lease Coverage, Corporate Coverage, State Rent escalations Lease type Individual weightings applied to each criteria to arrive at overall ranking All rankings updated annually All acquisition candidates ranked; key ingredient in Investment Committee decision process Weightings favor real estate centric criteria Heavier weighting on objective criteria Incorporates Spirit Heat Map via industry criteria Ranking is loss given default oriented vs. expected default frequency Ranking is not a binary decision making metric 20% 30% 14% 10% 20% 4% 2% Lease expirations: informs renewal and re-tenanting strategies Develop consistent view of real estate across organization Benchmarking across industries Acquisitions: benchmark acquisitions against existing assets to ensure accretive portfolio shaping Dispositions: important factor in identifying and pricing target assets Utilizing the Property Ranking Results Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements.

Spirit’s underwriting approach Industry Relevance SWOT Analysis Porter’s 5 Forces Total addressable market Industry lifecycle Revenue & profit volatility through lifecycles Tenant Underwriting Operation analysis: earnings potential, cash flow, historical trends, coverage Balance sheet analysis: leverage, FCCR, tangible net worth Other: comparison to industry average/ownership, regulatory exposure, ESG Real Estate Residual value analysis Replacement rent Real estate ranking Property ranking model Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements.

Spirit’s Efficient frontier Risk based on Spirit’s Heat Map Spirit’s Real Estate Investment Higher return, higher risk Higher return, lower risk Lower return, lower risk Lower return, higher risk Note: Industry categories exclude multi-tenant properties. Manufacturing and distribution are classified by asset type while other industries reflect underlying Tenant operations. Real estate investment is as of June 30, 2020. Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements.

CORPORATE RESPONSIBILITY Environmental Responsibility Social Responsibility Corporate Governance E Spirit is committed to investing responsibly, managing environmental risks and reducing our environmental footprint “Think Green” subcommittee. Focuses on making environmentally smart choices to reduce our environmental footprint Energy consumption. Use automatic lighting and ENERGY STAR certified products at headquarters Investor meetings. Use iPads at meetings rather than printed documents Pre-acquisition diligence. Considers environmental risks and obtains a Phase I site assessment when evaluating new investments Risk management. Spirit maintains comprehensive pollution insurance coverage for all properties and requires remediation of any environmental issues prior to acquisition. All leases include environmental provisions We are “All One Team” Diversity and Inclusion. Provides equal employment opportunity to all individuals and seeks to cultivate an inclusive culture Employee initiatives. Implements numerous wellness initiatives such as an annual health and wellness challenge, wellness screenings and guided meditation sessions We are committed to being good corporate citizens Spirit One Committee. Employee group dedicated to organizing civic involvement for employees with non-profit organizations and charitable donations Employee gift matching program. Matches charitable contributions made by employees to eligible organizations We are subject to a Code of Business Ethics Labor. Committed to compensating employees at competitive rates Health and safety. Encourages dialogue with employees about occupational health, safety, and environmental concerns S G Our Board maintains a diversity of perspectives that supports the oversight of the Company’s ongoing strategic objectives 8 of 9 are independent Independent Chairman of the Board Annual elections for all directors Majority voting standard Third party annual board evaluations Conduct annual CEO performance reviews All committees are independent Committee chair rotation Opted out of MUTA 50% shareholder threshold to amend bylaws No poison pill Plurality voting standard in contested elections Minimum stock ownership requirements Clawback policy Anti-hedging/pledging policy Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements.

Q2 2020 Portfolio and Balance Sheet Metrics

Q2 2020 Overview Note: Data is as of or for the quarter ended June 30, 2020 unless otherwise noted. 1As a percentage of June 2020 ABR. 2Assuming the settlement of the 9.2 million open forward equity contracts. Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements. Portfolio Data Operational Data Balance Sheet Data $469.6M 1,771 Owned Properties 294 Tenants 28 Retail Industries 37% Top 10 Tenant Concentration1 BBB S&P BBB Fitch 22% Investment Grade Rated Baa3 Moody’s 1.1% Forward Same Store Sales Annualized Base Rent Top 20 Tenant Concentration1 9.9 yrs Weighted Average Remaining Lease Term 5.7x /4.9x2 Adjusted Debt / Annualized Adjusted EBITDAre 4.1x Fixed Charge Coverage Ratio Concepts 255 48 States Real Estate Investments $6.3B 35.7M Occupied Square Feet 99.2% Occupancy 0.8% Forward 12 Month Lease Escalations 93% Rent from Unencumbered Assets1 Unencumbered Assets / Unsecured Debt 2.6x 75.0% Q2 Base Rent Collection

Portfolio Health Note: Percentages are weighted by June 2020 ABR. 1Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies. Actual ratings, if available, based on S&P or Moody’s are used. Equivalent ratings (included in the chart), if available, based on shadow ratings from Moody’s are used if actuals are not available. 2Publicly owned represents ownership of our tenants or their affiliated companies. 3Represents corporate-level reporting of revenues of our tenants or their affiliated companies, excluding non-reporting tenants. Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements. Actual Investment Grade Rated1 23.2% 49.9% Unit Reporting 93.9% Corporate Reporting Combined Unit Level and Corporate Coverage 2.7x Weighted Average Unit Level Coverage 2.6x Other 23.5% Publicly Owned2 50.1% Private Equity Owned 26.4% % of ABR from Reporting Tenants 1

Asset type And Tenant Industries1 1Percentages based on June 2020 ABR. Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements. RETAIL 80.7% INDUSTRIAL 11.6% 7.5% Distribution 4.1% Manufacturing OFFICE & OTHER 7.7% 3.1% Professional 2.7% Medical 1.3% Data Center 0.6% Hotel

LEASE STRUCTURE, EXPIRATIONS AND ESCALATIONS $ in thousands 1June 2020 ABR is not adjusted for the impact of abatements provided as relief due to the COVID-19 pandemic. 2Vacant square feet includes unoccupied square footage on multi-tenant properties. Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements. Year Number of Owned Properties Square Feet (in thousands) Annualized Base Rent1 Contractual Rent Annualized (1) % of ABR Remainder of 2020 11 285 $ 2,112 0.5% 2021 74 2,010 22,564 4.8% 2022 44 1,591 17,015 3.6% 2023 116 3,079 34,492 7.3% 2024 50 1,813 20,411 4.4% 2025 49 1,483 18,425 3.9% 2026 91 2,112 29,035 6.2% 2027 124 2,471 36,807 7.8% 2028 108 1,919 26,906 5.7% 2029 323 2,752 42,081 9.0% Thereafter 767 16,212 219,772 46.8% Vacant2 14 509 — — Total owned properties 1,771 36,236 $ 469,620 100.0% 1.1% Forward Same Store Sales Occupancy Rates Forward 12 Month Lease Escalations 0.8% Lease Structure (% of ABR) 41.3% Master Lease Escalation Types (% of ABR)

Granular and Liquid Portfolio Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements. Properties by Real Estate Investment Properties by Building Square Footage Properties by Annualized Base Rent Median: 6.6K Median: $123.9K Median: $1.7M

Financial Presentation and Non-GAAP Reconciliations

(Unaudited) June 30, 2020 March 31, 2019 December 31, 2019 December 31, 2018 Assets Real estate investments: Land and improvements $ 1,926,442 $ 1,910,287 Buildings and improvements 3,953,843 3,840,220 Total real estate investments 5,880,285 5,750,507 Less: accumulated depreciation (777,938) (717,097) 5,102,347 5,033,410 Loans receivable, net 29,163 34,465 Intangible lease assets, net 350,466 385,079 Real estate assets under direct financing leases, net 7,300 14,465 Real estate assets held for sale, net 12,708 1,144 Net investments 5,501,984 5,468,563 Cash and cash equivalents 97,190 14,492 Deferred costs and other assets, net 153,064 124,006 Goodwill 225,600 225,600 Total assets $ 5,977,838 $ 5,832,661 Liabilities and stockholders’ equity Liabilities: Revolving credit facilities $ — $ 116,500 Term loans 397,824 — Senior Unsecured Notes, net 1,484,884 1,484,066 Mortgages and notes payable, net 214,338 216,049 Convertible Notes, net 339,462 336,402 Total debt, net 2,436,508 2,153,017 Intangible lease liabilities, net 120,934 127,335 Accounts payable, accrued expenses and other liabilities 136,588 139,060 Total liabilities 2,694,030 2,419,412 Stockholders’ equity: Preferred stock and paid in capital, $0.01 par value, 20,000,000 shares authorized: 6,900,000 shares issued and outstanding at both June 30, 2020 and December 31, 2019 166,177 166,177 Common stock, $0.05 par value, 175,000,000 shares authorized: 103,043,270 and 102,476,152 shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively 5,152 5,124 Capital in excess of common stock par value 5,710,386 5,686,247 Accumulated deficit (2,587,850) (2,432,838) Accumulated other comprehensive loss (10,057) (11,461) Total stockholders’ equity 3,283,808 3,413,249 Total liabilities and stockholders’ equity $ 5,977,838 $ 5,832,661 CONSOLIDATED BALANCE SHEETS $ IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements.

(Unaudited) Three Months Ended June 30, Three Months Ended March 31, Six Months Ended June 30, Three Months Ended March 31, 2020 2019 2019 2018 2020 2019 2019 2018 Revenues: Rental income 1 $ 104,067 117,190 $ 98,236 106,506 $ 104,067 238,553 $ 98,236 210,573 Interest income on loans receivable 986 390 294 920 986 809 294 1,906 Earned income from direct financing leases 396 131 465 308 396 308 465 704 Related party fee income 6,927 250 2,219 7,249 6,927 500 2,219 14,176 Other income 217 563 1,245 762 217 1,074 1,245 979 Total revenues 112,593 118,524 102,459 115,745 112,593 241,244 102,459 228,338 Expenses: General and administrative 11,975 13,833 25,465 27,014 Property costs (including reimbursable) 7,234 4,407 13,170 9,561 Deal pursuit costs 14 173 1,033 244 Interest 26,095 25,176 51,454 51,787 Depreciation and amortization 53,160 41,342 105,396 82,691 Impairments 21,049 3,607 61,823 7,299 Total expenses 119,527 88,538 258,341 178,596 Other income: Loss on debt extinguishment — (14,676) — (5,893) Gain on disposition of assets 658 29,776 1,046 38,506 Preferred dividend income from SMTA — 3,750 — 7,500 Total other income 658 18,850 1,046 40,113 (Loss) income before income tax expense (345) 46,057 (16,051) 89,855 Income tax expense (68) (320) (209) (540) Net (loss) income (413) 45,737 (16,260) 89,315 Dividends paid to preferred shareholders (2,588) (2,588) (5,176) (5,176) Net (loss) income attributable to common stockholders $ (3,001) $ 43,149 $ (21,436) $ 84,139 CONSOLIDATED STATEMENTS OF OPERATIONS $ IN THOUSANDS 1For the three and six months ended June 30, 2020, rental income included $110.2 million and $226.7 million of Base Cash Rent, respectively, and $2.4 million and $5.5 million of tenant reimbursable income, respectively. Base Cash Rent for the three and six months ended June 30, 2020 includes $22.3 million of deferred rental income recognized in conjunction with the FASB’s relief for deferral agreements extended as a result of the COVID-19 pandemic. For the three and six months ended June 30, 2019, rental income included $98.4 million and $195.2 million of Base Cash Rent, respectively, and $2.8 million and $6.3 million of tenant reimbursable income, respectively. Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements.

1Costs related to COVID-19 are included in general and administrative expense and primarily relate to legal fees for executing rent deferral or abatement agreements. 2AFFO for the three and six months ended June 30, 2020 includes $22.3 million of deferred rental income recognized in conjunction with the FASB’s relief for deferral agreements extended as a result of the COVID-19 pandemic. 3Weighted average shares of common stock for non-GAAP measures includes unvested market-based awards for the three and six months ended June 30, 2020 and unsettled forward equity contracts for the six months ended June 30, 2020, which are dilutive for the non-GAAP calculations. Dividends paid and undistributed earnings allocated, if any, to unvested restricted stockholders are deducted from FFO and AFFO for the computation of the per share amounts. The following amounts were deducted: Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements.  (Unaudited)   Three Months Ended June 30,   Six Months Ended June 30,   2020   2019   2020   2019 Net (loss) income attributable to common stockholders   $ (3,001)   $ 43,149   $ (21,436)   $ 84,139 Portfolio depreciation and amortization   53,014   41,200   105,105   82,407 Portfolio impairments 21,049 3,607 61,823 7,299 Gain on disposition of assets   (658)   (29,776)   (1,046) (38,506) FFO attributable to common stockholders   $ 70,404   $ 58,180   $ 144,446 $ 135,339 Loss on debt extinguishment — 14,676 — 5,893 Deal pursuit costs 14 173 1,033 244 Non-cash interest expense 3,400 3,694 6,468 8,431 Accrued interest and fees on defaulted loans — — — 285 Straight-line rent, net of related bad debt expense (4,392) (4,485) (5,486) (7,392) Other amortization and non-cash charges 133 (270) 170 (595) Non-cash compensation expense 3,308 3,883 6,759 7,461 Costs related to COVID-191 738 — 738 — AFFO attributable to common stockholders2   $ 73,605   $ 75,851   $ 154,128   $ 149,666 Dividends declared to common stockholders $ 64,402 $ 56,318 $ 128,740 $ 110,572 Dividends declared as a percent of AFFO 87% 74% 84% 74% Net (loss) income per share of common stock – Basic $ (0.03) $ 0.49 $ (0.21) $ 0.97 Net (loss) income per share of common stock – Diluted $ (0.03) $ 0.49 $ (0.21) $ 0.96 FFO per share of common stock – Diluted 3 $ 0.68 $ 0.66 $ 1.39 $ 1.55 AFFO per share of common stock – Diluted 3 $ $ 0.71 $ 0.86 $ 1.49 $ 1.72 Weighted average shares of common stock outstanding – Basic 102,678,967 87,001,987 102,454,557 86,253,698 Weighted average shares of common stock outstanding – Diluted 102,678,967 87,890,699 102,454,557 86,779,297 Weighted average shares of common stock outstanding for non-GAAP measures – Diluted3 102,762,592 87,890,699 103,292,730 86,779,297 Three Months Ended June 30, Six Months Ended June 30, 2020 2019 2020 2019 FFO $0.2 million $0.2 million $0.4 million $0.6 million AFFO $0.2 million $0.3 million $0.5 million $0.7 million FUNDS AND ADJUSTED FUNDS FROM OPERATIONS $ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

Annualized Adjusted EBITDAre Q2 2020 Q1 2019 Net loss $ (413) Interest 26,095 Depreciation and amortization 53,160 Income tax expense 68 Gain on disposition of assets (658) Portfolio impairments 21,049 EBITDAre 99,301 Adjustments to revenue producing acquisitions and dispositions 85 Deal pursuit costs 14 Costs related to COVID-191 738 Adjusted EBITDAre 100,138 Adjustments related to straight-line rent2 1,112 Other adjustments for Annualized EBITDAre3 1,493 Annualized Adjusted EBITDAre $ 410,972 Fixed Charge Coverage Ratio (FCCR) Q2 2020 Q1 2019 Annualized Adjusted EBITDAre $ 410,972 Interest expense 26,095 Less: Non-cash interest (3,400) Preferred Stock dividends 2,588 Fixed charges $ 25,283 Annualized fixed charges $ 101,132 FCCR 4.1 x Annualized Adjusted Cash NOI Q2 2020 Q1 2019 Adjusted EBITDAre $ 100,138 General and administrative (excluding costs related to COVID-19) 11,237 Adjusted NOI 111,375 Straight-line rental revenue, net (4,392) Other amortization and non-cash charges 133 Adjusted Cash NOI5 $ 107,116 Annualized Adjusted NOI $ 445,500 Annualized Adjusted Cash NOI $ 428,464 Adjusted Debt / Annualized Adjusted EBITDAre4 5.7 x Adjusted Debt + Preferred / Annualized Adjusted EBITDAre 6.1 x Other NON-GAAP RECONCILIATIONS $ in thousands 1Costs related to COVID-19 are included in general and administrative expense and primarily relate to legal fees for executing rent deferral or abatement agreements. 2Adjustment relates to $4.0 million of bad debt expense on straight-line rent receivable balances, where only $1.3 million of the expense relates to straight-line rent that would have been recognized during the three months ended June 30, 2020. As such, annualization of the $2.7 million of bad debt expense related to straight-line rental revenue recognized in previous periods would not be appropriate. The $2.7 million adjustment was partially offset by $1.6 million of straight-line rental revenue recognized during the three months ended June 30, 2020 for certain leases accounted for as lease modifications. 3Adjustments are comprised of certain property costs and general and administrative expenses where annualization would not be appropriate. 4Adjusted Debt / Annualized Adjusted EBITDAre would be 4.9x and Adjusted Debt + Preferred / Annualized Adjusted EBITDAre would be 5.4x if all 9.2 million shares under open forward sales agreements had been settled on June 30, 2020. 5Adjusted Cash NOI includes $22.3 million of deferred rental income recognized in conjunction with the FASB’s relief for deferral agreements extended as a result of the COVID-19 pandemic. Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements. Adjusted Debt Q2 2020 Q1 2019 2019 Credit Facility $ — 2020 Term Loans, net 397,824 Senior Unsecured Notes, net 1,484,884 Mortgages and notes payable, net 214,338 Convertible Notes, net 339,462 Total debt, net 2,436,508 Unamortized debt discount, net 6,804 Unamortized deferred financing costs 18,004 Cash and cash equivalents (97,190) Restricted cash balances held for the benefit of lenders (12,195) Adjusted Debt 2,351,931 Preferred Stock at liquidation value 172,500 Adjusted Debt + Preferred Stock $ 2,524,431

NET INVESTMENT ACTIVITY $ in thousands 1Q4 2019 includes one multi-tenant property where a stand-alone occupied building on the property was retained. 2Capitalization rates are calculated based only on income producing properties. Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements. Activity Q3 2019 Q4 2019 Q1 2020 Q2 2020 TTM Acquisitions: Number of Transactions 7 8 8 1 24 Number of Properties 69 139 27 2 237 Gross Investment $270,622 $574,808 $205,863 $13,016 $1,064,309 Initial Cash Yield 6.82% 7.55% 6.47% 7.51% 7.15% Economic Yield 7.61% 8.18% 7.41% 8.35% 7.89% Weighted Avg. Lease Term (Years) 13.7 9.8 14.7 15.1 11.8 Revenue Producing Capital Expenditures: Gross Investment $5,887 $14,750 $7,579 — $28,216 Initial Cash Yield 8.08% 7.68% 7.27% — 7.65% Total Gross Investment $276,509 $589,558 $213,442 $13,016 $1,092,525 Total Investment Cash Yield 6.84% 7.55% 6.50% 7.51% 7.17% Dispositions: Number of Leased Properties 1 8 4 4 — 16 Number of Vacant Properties 1 7 3 3 14 Real Estate Investment $50,698 $43,252 $18,337 $2,743 $115,030 Gross Proceeds $68,110 $23,834 $15,680 $2,995 $110,619 Capitalization Rate 2 6.05% 8.73% 9.38% — 6.72% $1.0M of Annualized Base Rent 1.5% Average Annual Escalators 100% of acquisitions are new tenants Q2 2020 Acquisitions

1As of June 30, 2020, $800.0 million of borrowing capacity was available under the 2019 Credit Facility and borrowings bore interest at LIBOR plus an applicable margin of 0.90% per annum. 2A significant portion of our secured debt is partially amortizing and requires a balloon payment at maturity. 3The Fixed Charge Coverage Ratio as defined in the Senior Unsecured Notes indenture includes other adjustments, including the exclusion of preferred stock dividends. Note: Data is as of June 30, 2020, unless otherwise noted. Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements. Q2 2020 Debt Summary $ in thousands Corporate Liquidity June 30, 2020 Interest Rate Weighted Avg. Years to Maturity 2019 Credit Facility1 $ — —% 2.8 2020 Term Loans 400,000 1.69% 1.8 Unamortized deferred financing costs (2,176) Carrying amount 397,824 2021 Convertible Notes 345,000 3.75% 0.9 Unamortized net discount and deferred financing costs (5,538) Carrying amount 339,462 Senior Unsecured Notes 4.450% Notes due 2026 300,000 4.45% 6.2 3.200% Notes due 2027 300,000 3.20% 6.5 4.000% Notes due 2029 400,000 4.00% 9.0 3.400% Notes due 2030 500,000 3.40% 9.5 Unamortized net discount and deferred financing costs (15,116) Carrying amount 1,484,884 CMBS2 5 CMBS loans on 88 properties 216,316 5.47% 3.3 Unamortized net premiums and deferred financing costs (1,978) Carrying amount 214,338 Total Debt, net $ 2,436,508 3.55% 5.7 Debt Type Fixed / Floating Rate Debt 37.0% Total Debt to Total Assets (Requirement ≤ 60%) Senior Unsecured Note Covenant Compliance 3.3% Total Secured Debt to Total Assets (Requirement ≤ 40%) 4.5x Fixed Charge Coverage Ratio3 (Requirement ≥ 1.5x) 2.6x Total Unencumbered Assets to Unencumbered Debt (Requirement ≥ 1.5x)

Net Asset Value (NAV) Components Note: Data is as of June 30, 2020. 1Debt principal outstanding of $2,461.3 million comprised of: $400.0 million under the 2020 Term Loans, $345.0 million of Convertible Notes, $1,500.0 million of Senior Unsecured Notes and $216.3 million of mortgages payable. 2Total outstanding shares as of June 30, 2020, less 0.3 million unvested restricted shares. Excludes 9.2 million shares of common stock issuable under open forward contracts. Please see Appendix at the back of this presentation for Reporting Definitions and Explanations and a disclosure regarding Forward-Looking Statements. Common Stock Outstanding 2 102,747,502 Market Value of Real Estate $2.6B Debt and Equity $176.6M Other Assets $136.6M Other Liabilities $469.6M Annualized Base Rent $34.3M Net Book Value for Vacant Assets $2.5B Debt Principal1 $172.5M Preferred Equity Liquidation Value $97.2M Cash and Cash Equivalents $12.2M Restricted Cash $29.1M Loan Receivable Principal $38.1M Tangible Other Assets $66.0M Dividends Payable $70.6M Accounts Payable, Accrued Expenses, and Other Tangible Liabilities $428.5M Annualized Adjusted Cash NOI

Appendix

Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) attributable to common stockholders (computed in accordance with GAAP), excluding real estate-related depreciation and amortization, impairment charges and net (gains) losses from property dispositions. FFO is a presentational non-GAAP financial measure. We use FFO as a presentational performance measure because we believe that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate-related depreciation and amortization, gains and losses from property dispositions and impairment charges, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of equity REITs, FFO will be used by investors as a basis to compare our operating performance with that of other equity REITs. However, because FFO excludes depreciation and amortization and does not capture the changes in the value of our properties that result from use or market conditions, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. AFFO is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. We adjust FFO to eliminate the impact of certain items that we believe are not indicative of our core operating performance, such as transaction costs associated with our Spin-Off, default interest and fees on non-recourse mortgage indebtedness, debt extinguishment gains (losses), costs associated with termination of interest rate swaps, costs related to the COVID-19 pandemic, and certain non-cash items. These certain non-cash items include non-cash revenues (comprised of straight-line rents net of bad debt expense, amortization of lease intangibles, and amortization of net premium/discount on loans receivable), non-cash interest expense (comprised of amortization of deferred financing costs and amortization of net debt discount/premium) and non-cash compensation expense. Other equity REITs may not calculate FFO and AFFO as we do, and, accordingly, our FFO and AFFO may not be comparable to such other equity REITs’ FFO and AFFO. FFO and AFFO do not represent cash generated from operating activities determined in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should only be considered a presentation, and not an alternative, to net income (loss) attributable to common stockholders (computed in accordance with GAAP) as a performance measure. Adjusted Debt represents interest bearing debt (reported in accordance with GAAP) adjusted to exclude unamortized debt discount/premium, deferred financing costs, and reduced by cash and cash equivalents and cash reserves on deposit with lenders as additional security. By excluding these amounts, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. We believe this calculation constitutes a beneficial presentational non-GAAP financial disclosure to investors in understanding our financial condition. EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre EBITDAre is a non-GAAP financial measure and is computed in accordance with standards established by NAREIT. EBITDAre is computed as net income (loss) (computed in accordance with GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairments of depreciated property. Adjusted EBITDAre represents EBITDAre as adjusted for revenue producing acquisitions and dispositions for the quarter as if such acquisitions and dispositions had occurred as of the beginning of the quarter and for certain items that we believe are not indicative of our core operating performance, such as debt extinguishment gains (losses) and costs related to the COVID-19 pandemic. We focus our business plans to enable us to sustain increasing shareholder value. Accordingly, we believe that excluding these items, which are not key drivers of our investment decisions and may cause short-term fluctuations in net income, provides a useful presentational measure to investors and analysts in assessing the net earnings contribution of our real estate portfolio. Because these measures do not represent net income (loss) that is computed in accordance with GAAP, they should only be considered a presentation, and not an alternative, to net income (loss) (computed in accordance with GAAP) as a performance measure. Annualized Adjusted EBITDAre is calculated as Adjusted EBITDAre for the quarter, adjusted for items where annualization would not be appropriate, multiplied by four. Our computation of Adjusted EBITDAre and Annualized Adjusted EBITDAre may differ from the methodology used by other equity REITs to calculate these measures and, therefore, may not be comparable to such other REITs. Fixed Charge Coverage Ratio (FCCR) Fixed charges consist of interest expense, reported in accordance with GAAP, less non-cash interest expense and plus preferred dividends. Annualized Fixed Charges is calculated by multiplying fixed charges for the quarter by four. The Fixed Charge Coverage Ratio is the ratio of Annualized Adjusted EBITDAre to Annualized Fixed Charges and is used to evaluate our liquidity and ability to obtain financing. Adjusted NOI, Annualized Adjusted NOI, Adjusted Cash NOI and Annualized Adjusted Cash NOI Adjusted NOI is calculated as Adjusted EBITDAre for the quarter less general and administrative costs. Annualized Adjusted NOI is Adjusted NOI multiplied by four. Adjusted Cash NOI is calculated as Adjusted NOI less certain non-cash items, including straight-line rents net of bad debt expense, amortization charges and non-cash compensation. Annualized Adjusted Cash NOI is Adjusted Cash NOI multiplied by four. We believe these metrics provide useful information because they reflect only those income and expenses incurred at the property level. We believe this calculation constitutes a beneficial presentational non-GAAP financial disclosure to investors in understanding our financial results. NON-GAAP DEFINITIONS AND EXPLANATIONS

2019 Credit Facility refers to the $800 million unsecured credit facility which matures on March 31, 2023. 2020 Term Loans refers to the $400 million unsecured term loan facility which matures on April 2, 2022. 2021 Convertible Notes are the $345.0 million convertible notes of the Company which mature May 15, 2021. Annualized Base Rent (ABR) represents Base Rent and earned income from direct financing leases from the final month of the reporting period, adjusted to exclude amounts from properties sold during that period and to include a full month of rental income for properties acquired during that period. The total is then multiplied by 12. We use ABR when calculating certain metrics that are useful to evaluate portfolio credit and diversification and to manage risk. Average Annual Escalators are the weighted average contractual escalation per year under the terms of the in-place leases, weighted by ABR. Base Rent represents rental income for the period, including amounts deferred or abated and excluding percentage rents, from our owned properties recognized during the month. We use Base Rent to monitor cash collection and to evaluate past due receivables. Base Cash Rent represents Base Rent reduced for amounts abated and Reserved Rent for the period. Capitalization Rate represents the ABR on the date of a property disposition divided by the gross sales price. For multi-tenant properties, non-reimbursable property costs are deducted from the ABR prior to computing the disposition Capitalization Rate. CMBS are notes secured by owned properties and rents therefrom under which certain indirect wholly-owned special purpose subsidiaries of the Company are the borrowers. Corporate Liquidity is comprised of availability under the 2019 Credit Facility, cash and cash equivalents and available proceeds from unsettled forward equity contracts. Economic Yield is calculated by dividing the contractual cash rent, including fixed rent escalations and/or cash increases determined by CPI (increases calculated using CPI as of the end of the reporting period) by the initial lease term, expressed as a percentage of the Gross Investment. FASB is the Financial Accounting Standards Board. Forward 12 Month Lease Escalations represents contractual rent escalations as of the end of the reporting period on our owned properties over the forward 12 month period. For properties where rent escalations are fixed, actual contractual escalations over the next 12 months are used. For properties where rent escalations are CPI-related, CPI as of the end of the reporting period is used. For properties whose leases expire (or renewal options have not yet been exercised) in the next 12 months, a 100% renewal rate has been assumed. Forward Same Store Sales represents the expected change in ABR as of the reporting period as compared to the projected ABR at the end of the next 12 months, using the Forward 12 Month Lease Escalations. GAAP are the Generally Accepted Accounting Principles in the United States. Gross Investment represents the gross acquisition cost including the contracted purchase price and related capitalized transaction costs. Initial Cash Yield from properties is calculated by dividing the first twelve months of contractual cash rent (excluding any future rent escalations provided subsequently in the lease and percentage rent) by the purchase price of the related property, excluding post closing costs. Initial Cash Yield is a measure of the contractual cash rent expected to be earned on an acquired property in the first year. Because it excludes any future rent increases or additional rent that may be contractually provided for in the lease, as well as any other income or fees that may be earned from lease modifications or asset dispositions, Initial Cash Yield does not represent the annualized investment rate of return of our acquired properties. Additionally, actual contractual cash rent earned from the properties acquired may differ from the Initial Cash Yield based on other factors, including difficulties collecting anticipated rental revenues and unanticipated expenses at these properties that we cannot pass on to tenants. Reserved Rent is calculated as Base Reserved due to uncollectability divided by Base Rent for the period. Net Book Value represents the Real Estate Investment value, less impairment charges and net of accumulated depreciation. Occupancy is calculated by dividing the number of economically yielding owned properties in the portfolio as of the measurement date by the number of total owned properties on said date. Property Cost Leakage is calculated by subtracting tenant reimbursement income from property costs for the quarterly period. The resulting difference is divided by the Base Rent for the quarterly period. Real Estate Investment represents the Gross Investment plus improvements less impairment charges. Senior Unsecured Notes refers to the $300 million aggregate principal amount of 4.450% notes due 2026, the $300 million aggregate principal amount of 3.200% notes due 2027, the $400 million aggregate principal amount of 4.000% notes due 2029, and the $500 million aggregate principal amount of 3.400% notes due 2030. Tenant represents the legal entity ultimately responsible for obligations under the lease agreement or an affiliated entity. Other tenants may operate the same or similar business concept or brand. Weighted Average Unit Coverage is used as an indicator of individual asset profitability, as well as signaling the property’s importance to our tenants’ financial viability. We calculate Unit Coverage by dividing our reporting tenants’ trailing 12-month EBITDAR (earnings before interest, tax, depreciation, amortization and rent) by annual contractual rent. These are then weighted based on the tenant’s ABR. Tenants in the manufacturing industry are excluded from the calculation. OTHER DEFINITIONS AND EXPLANATIONS

FORWARD-LOOKING STATEMENTS AND RISK FACTORS The information in this presentational report should be read in conjunction with the accompanying earnings press release, as well as the Company's Annual Report on Form 10-K and other information filed with the Securities and Exchange Commission. This presentational report is not incorporated into such filings. This document is not an offer to sell or a solicitation to buy securities of Spirit Realty Capital, Inc. Any offer or solicitation shall be made only by means of a prospectus approved for that purpose. This presentational report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. When used in this presentational report, the words “estimate,” “anticipate,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “seek,” “approximately” or “plan,” or the negative of these words or similar words or phrases that are predictions of or indicate future events or trends and which do not relate solely to historical matters are intended to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions of management. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise, and Spirit may not be able to realize them. Spirit does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: industry and economic conditions; volatility and uncertainty in the financial markets, including potential fluctuations in the CPI; Spirit's success in implementing its business strategy and its ability to identify, underwrite, finance, consummate, integrate and manage diversifying acquisitions or investments; the financial performance of Spirit's retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers; Spirit's ability to diversify its tenant base; the nature and extent of future competition; increases in Spirit's costs of borrowing as a result of changes in interest rates and other factors; Spirit's ability to access debt and equity capital markets; Spirit's ability to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; Spirit's ability and willingness to renew its leases upon expiration and to reposition its properties on the same or better terms upon expiration in the event such properties are not renewed by tenants or Spirit exercises its rights to replace existing tenants upon default; the impact of any financial, accounting, legal or regulatory issues or litigation that may affect Spirit or its major tenants; Spirit's ability to manage its expanded operations; Spirit's ability and willingness to maintain its qualification as a REIT under the Internal Revenue Code of 1986, as amended; Spirit's ability to manage and liquidate the remaining SMTA assets; the impact on Spirit’s business and those of its tenants from epidemics, pandemics or other outbreaks of illness, disease or virus (such as the strain of coronavirus known as COVID-19); and other risks inherent in the real estate business, including tenant defaults, potential liability relating to environmental matters, illiquidity of real estate investments and potential damages from natural disasters discussed in Spirit's most recent filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentational report. While forward-looking statements reflect Spirit's good faith beliefs, they are not guarantees of future performance. Spirit disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by law. Forward-Looking and Cautionary Statements Notice Regarding Non-GAAP Financial Measures In addition to U.S. GAAP financial measures, this presentation contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in this Appendix if the reconciliation is not presented on the page in which the measure is published.